Preliminary Proxy Material

                 AQUILA TAX-FREE TRUST OF OREGON
      380 Madison Avenue, Suite 2300, New York, N.Y. 10017

                   NOTICE OF SPECIAL MEETING OF
                     SHAREHOLDERS TO BE HELD
                        on October 31, 1997


TO SHAREHOLDERS OF THE TRUST:


     The purpose of this Notice is to advise you that a Special
Meeting of the Shareholders of Aquila Tax-Free Trust of Oregon
(the "Trust"), the only series of The Cascades Trust, will be held

     Place:    (a)  at the offices of the Trust
                    380 Madison Avenue, Suite 2300
                    New York, NY 10017

     Time:     (b)  on October 31, 1997, at 10:00 a.m. local time

     Purposes: (c)  for the following purposes:

               (i) to consider a proposed interim investment advisory agreement between the Trust and First Bank National Association, effective August 1, 1997, and payment of advisory fees thereunder, which will be superseded by the sub-advisory agreement referred to in Proposal No. 3 if Proposals No. 2 and No. 3 are approved by the shareholders (Proposal No. 1);

               (ii) to consider a proposed new investment advisory and administration agreement between the Trust and Aquila Management Corporation, which currently serves as the Trust's Administrator, under which it would become the Trust's investment adviser by contracting with others at its expense, as well as continuing to provide administrative services as heretofore, and under which all advisory fees and administration fees would be paid to it (Proposal No. 2);


If you do not expect to attend the Meeting, you are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, your cooperation is requested in mailing in your proxy no matter how large or small your holding may be.

               (iii) to consider a proposed new sub-advisory agreement between Aquila Management Corporation as Manager and First Bank National Association as
               Sub-Adviser (Proposal No. 3);

               (iv) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on August 5, 1997 (the "record date"). Also, the number of shares of each of the Trust's three classes of shares that you held at that time and the respective net asset values of each class of shares at that time determines the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                         By Order of the Board of Trustees


                         EDWARD M. W. HINES
                         Secretary


August 26, 1997



                              (ii)

                             AQUILA
                    TAX-FREE TRUST OF OREGON

    380 Madison Avenue, Suite 2300, New York, New York 10017

                         PROXY STATEMENT

     This special meeting of the shareholders of Tax-Free Trust of Oregon will consider three proposals of vital importance to the Trust:

     * Action upon a proposed interim investment advisory agreement between the Trust and First Bank National Association, effective August 1, 1997, and payment of advisory fees thereunder, which will be superseded by the sub-advisory agreement referred to in Proposal No. 3 if Proposals No. 2 and No. 3 are approved by the shareholders (Proposal No. 1);

     * Action upon a proposed new investment advisory and administration agreement between the Trust and Aquila Management Corporation, which currently serves as the Trust's Administrator, under which it will become the Trust's investment adviser by contracting with others at its expense, as well as continuing to provide administrative services as heretofore, and under which all advisory fees and administration fees would be paid to it (Proposal No. 2);

     * Action on a proposed new sub-advisory agreement between Aquila Management Corporation and First Bank National
          Association as Sub-Adviser; (Proposal No. 3)

     The Board of Trustees believes that all of these proposals are in the best interest of the Trust and its shareholders.
Please read the proxy statement and then indicate your vote on the enclosed proxy card as soon as possible.

                          INTRODUCTION

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of a Special Meeting of the Shareholders of Aquila Tax-Free Trust of Oregon (the "Trust"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make on the enclosed proxy card.

     This Notice and Proxy Statement are first being mailed on or about August 27, 1997.

     A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-872-6734 toll-free or 212-697-6666.

     The Trust's organizer and administrator is Aquila Management
Corporation 380 Madison Avenue, Suite 2300, New York, NY 10017.
The Trust's investment adviser is First Bank National Association
("First Bank"), 601 Second Avenue, Minneapolis, MN 55402.

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the matters listed on the proxy card, you may direct the proxy holders to vote your shares on those proposals by checking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by checking the "Abstain" box. If you return your signed proxy card and do not check any box on a proposal, the proxy holders will vote your shares for that proposal.

     You may end the power of the proxy holders to vote your shares after you have signed and returned your proxy card and before the power is used by (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); or (iii) voting your shares in person or by your duly appointed agent at the meeting. Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxy cards ("proxies") to be used at a Special Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. First Bank will pay the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. First Bank will pay these firms for their out-of-pocket expenses for doing so.

     The Trust has three classes of shares outstanding. Shareholders of the Trust of all three classes are entitled to vote at the meeting. Each shareholder on the record date is entitled to one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date the net asset value of the Trust's Class A Shares and Class C Shares was $10.70 per share and the net asset value of the Trust's Class Y Shares was $10.69 per share.

     On the record date the total number of shares of the Trust of all classes outstanding and entitled to vote was 29,673,310. Of the shares of the Trust outstanding on the record date, Merrill Lynch Pierce Fenner & Smith, Inc., P.O. Box 30561, New Brunswick, NJ, held of record 2,207,946 Class A Shares (7.5% of the class) and 49,544 Class C Shares (67% of the class) and BHC Securities Inc., 2005 Market Street, Philadelphia, PA held of record 2,620,708 Class A Shares (8.9% of the class). U.S. National Bank of Oregon held 182,728 Class Y Shares (53.7% of the class) and its nominee, Unit & Co. held of record 156,592 Class Y Shares (46.0% of the class. On the basis of information received from the holders, the Trust's management believes that all of the shares indicated are held for the benefit of clients. Trust's management is not aware of any other person beneficially owning more than 5% of its outstanding shares as of such date.

ACTION UPON INTERIM INVESTMENT ADVISORY AGREEMENT, INCLUDING RATIFICATION OF PAYMENT OF ADVISORY FEES TO FIRST BANK, NATIONAL ASSOCIATION FROM AUGUST 1, 1997 (THE DATE OF THE MERGER BETWEEN U.S. BANCORP AND FIRST BANK SYSTEM, INC.), WHICH WILL BE SUPERSEDED BY THE SUB-ADVISORY AGREEMENT REFERRED TO IN PROPOSAL NO. 3 IF PROPOSALS NO. 2 AND NO. 3 ARE APPROVED BY THE SHAREHOLDERS
                        (PROPOSAL NO. 1)

            BACKGROUND AND REASONS FOR PROPOSAL NO. 1

Information about the Merger

     From the inception of the Trust in 1986 until the date of the merger described below, Qualivest Capital Management, Inc. ("Qualivest") supervised the investment program of the Trust and the composition of its portfolio. It was a subsidiary of United States National Bank of Oregon, which was itself a subsidiary of U.S. Bancorp.

     On March 20, 1997, U.S. Bancorp, the parent company of Qualivest, announced that it had agreed to be merged into First Bank System, Inc., ("FBS"). In this proxy statement this transaction is called the "Merger." The Merger took place on August 1, 1997. That date is called the "Effective Date." Since the Merger, the combined organization has used the name U.S. Bancorp and has been headquartered in Minneapolis, Minnesota.

     One effect of the Merger is that the operations of Qualivest, including providing investment advisory services to the Trust, have been combined with those of First Bank National Association ("First Bank"), a subsidiary of FSB, through a division called First Asset Management. Because the Merger resulted in an assignment of the Trust's advisory agreement with Qualivest, that agreement terminated by its own terms upon the Effective Date. The Trustees have approved and the shareholders are being asked to approve a new advisory agreement (the "Interim Agreement") between the Trust and First Bank which has the same terms and fee structure as the Trust's former agreement with Qualivest, except that First Bank is the adviser and the commencement and termination provisions of the two agreements differ. The terms of the Interim Agreement are described below.

     By exemptive order dated July 29, 1997, the Securities and Exchange Commission has determined that the fees described above may be paid to the First Bank for 120 days after the Effective Date prior to approval of the Interim Agreement by the shareholders of the Trust, provided that all such payments be held in escrow during that period. The Trust and the First Bank have entered into an escrow agreement with Banc One Trust Company, N.A. as escrow agent for this purpose. Banc One Trust Company, N.A. is the Trust's custodian.

     The Board of Trustees has determined that the First Bank is a highly suitable organization to provide continuing investment advisory services to the Trust because it offers a combination of local Oregon-based portfolio management, corporate commitment, depth of resources and experience. The Board considered the following matters in reaching its determination.

     First Bank has been managing investment assets for many years and is experienced in managing the assets of its clients. The Board noted that First Bank has served as investment adviser for the First American Investment Funds, Inc., since 1987, for First American Funds since 1982 and for First American Strategy funds since 1996. As of December 31, 1996, these funds had assets of over $12 billion. As of that date, First Bank was managing accounts with an aggregate value of over $35 billion, including these mutual funds.

     The Board also noted that the management of the Trust and the Board of Trustees have secured from First Bank several undertakings that are of key importance for the Trust. First, First Bank recognizes the value to the Trust and its shareholders of local Oregon portfolio management and has accordingly agreed to maintain management of the Trust's portfolio in Oregon and expects to use the Trust's current portfolio management for that purpose. Second, First Bank has agreed to serve at the current fee structure for three years, thus protecting the Trust from fee increases during that period.

     The Board also noted that First Bank has represented that it will take all appropriate actions to ensure that the scope and quality of advisory and other services provided to the Trust under the Interim Agreement will be at least equivalent, in the judgement of the Board of Trustees, including a majority of the Independent Trustees (defined below), to the scope and quality of the services provided under the former advisory agreement.

     The Board also noted that in addition to its local portfolio management in Oregon, First Bank has a staff of security analysts who assist the portfolio manager in evaluating securities from a credit and valuation standpoint.

     First Bank is currently investment adviser for the following mutual funds, which have similar investment objectives as the Trust in that they invest in tax-free municipal bonds:


                    Assets as of
                    9/30/1996
Name of Fund        (000,000 omitted)             Advisory fee rate
Intermediate Tax
Free Fund                $66.9                    0.70 of 1% (1)

Minnesota Insured
Intermediate
Tax Free Fund            $93.3                    0.70 of 1% (1)

Colorado
Intermediate
Tax Free Fund            $48.9                    0.70  of 1% (1)

The One Group
Tax-Free
Bond Fund                $205.6                   0.60 of 1% (1)


(1) These fees (together with the fund's administrator's fees) are currently being waived. Actual current advisory fees are net of waivers are being charged at 0.48, 0.47 and 0.47 of 1%, respectively for each of these funds.



     The names, principal occupations and addresses of the principal executive officer and every director of First Bank are as follows:

Name                   Positions and Offices with First Bank

John F. Grundhofer     Chairman, President and Chief
                       Executive Officer

Richard A. Zona        Director and Vice Chairman - Finance

Philip C. Rohr         Director and Executive Vice President

J. Robert Hoffmann     Director, Executive Vice President,
                       and Chief Credit Officer

Lee R. Lester          Director, Executive Vice President and
                       Chief Financial Officer

     The Addresses of each of the foregoing persons is First Bank
Place, 601 Second Avenue South, Minneapolis, Minnesota 55402.

Reasons for the Interim Agreement

     For the reasons described below, it is proposed that the current management structure of the Trust be replaced by a new structure so that the affairs of the Trust, instead of being managed by an adviser and separate administrator, will be managed by an adviser and sub-adviser to whom the adviser will delegate advisory responsibilities. (See "Background and Reasons for Proposals No. 2 and No. 3.") Such a change requires the approval of the shareholders of the Trust and it was not practical to obtain such approval before the Effective Date. Accordingly The Interim Agreement, if it is approved by the Trust's shareholders, will remain in effect until the new arrangements are approved by the Trust's shareholders, or, if they are not so approved, the Interim Agreement will remain in effect indefinitely, subject to the requirement that it be renewed at least annually, as described below.

     For these reasons, at an in-person meeting called and held for the purpose on June 6, 1997, the Board of Trustees, including a majority of the Trustees who are not parties to the Interim Agreement or "interested persons," as defined in the Investment Company Act of 1940 (the "1940 Act), of any such party (the "Independent Trustees"), voted to approve the Interim Agreement.

Information About Prior Advisory Agreements

     Qualivest served under an investment advisory agreement with the Trust (the "Former Advisory Agreement") which was most recently approved by the shareholders of the Trust on May 1, 1995. From its inception in 1986, the Trust has had investment advisory agreements Qualivest. The original agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, and by Aquila Management Corporation as the initial sole shareholder of the Trust. It was approved by the Trust's public shareholders on April 13, 1987, for the period ending April 30, 1988. It was successively renewed in accordance with the 1940 Act, until it was superseded by a new restated and amended advisory agreement, which was approved by the shareholders on April 23, 1990. That agreement had substantially the same terms and was to be in effect for the period ended April 30, 1991. The agreement was successively renewed in accordance with the 1940 Act, until it was superseded by a new restated and amended advisory agreement, which was approved by the shareholders on May 4, 1992. That agreement was superseded by another advisory agreement, which was approved by the shareholders of the Trust on May 2, 1994, and which had substantially the same terms except for certain fee reductions. The most recent such agreement had substantially the same provisions except for certain fee reductions in connection with payments under the Trust's distribution plan.

Description of the Interim Agreement

     The Interim Agreement has the same provisions as the Trust's former agreement with Qualivest, except for the name of the adviser and except for its commencement and termination provisions. In the following description, First Bank is referred to as "the Adviser."

     The Adviser supervises the investment program of the Trust and the composition of its portfolio. The services of the Adviser are rendered under the Interim Agreement which provides, subject to the control of the Board of Trustees, for investment, supervisory and certain administrative services.

     Under the Interim Agreement, the Adviser pays all compensation of those of the Trust's officers and employees and of those Trustees, if any, who are affiliated with the Adviser. Additionally, the Adviser agrees that it will furnish the Trust, at the Adviser's expense, all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under the Interim Agreement and the keeping of the accounting records of the Trust, including the computation of the net asset value per share and the dividends. Under the Interim Agreement, the Trust bears the cost of the preparation and setting in type of its prospectuses, statements of additional information and reports to shareholders and the costs of printing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to shareholders. The Interim Agreement lists examples of other expenses to be borne by the Trust; the major categories of such expenses relate to legal and audit expenses, custodian and transfer agency expenses, stock issuance and redemption costs, expenses incident to the issuance of Trust shares (including issuance on the payment of, or reinvestment of dividends), certain printing costs, fees and expenses incident to the registration costs of the Trust and its shares under Federal and State securities laws, interest, taxes and non-recurring expenses, including litigation.

     Under the Interim Agreement, the Trust agrees to pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, an annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.25 of 1% of such net asset value provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual fee shall be payable at the annual rate of 0.20 of 1% of such assets.

     The Interim Agreement provides that the fees earned by the Adviser and paid by the Trust hereunder shall be maintained with an unaffiliated financial institution in an interest-bearing escrow account, to be paid to the Adviser only upon approval of the Interim Agreement by the shareholders of the Trust or, in the absence of approval by such shareholders, to the Trust.

     Under the Interim Agreement, the Adviser agrees that the above fee shall be reduced, but not below zero, by an amount equal to one half of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income. The payment of the above fee at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability under this expense limitation, subject to readjustment during the year.

     The Interim Agreement went into effect on the Effective Date and, unless terminated as discussed below or superseded by the arrangements described in Proposals No. 2 and No. 3), will continue until the June 30 next preceding the first anniversary of its effective date and from year to year thereafter, but only so long as such continuance is specifically approved in accordance with the 1940 Act; under the 1940 Act such continuance must be approved annually by the vote of the Board of Trustees including a majority of the Trust's Independent Trustees cast in person at a meeting called for the purpose of such approval, or by the vote of a majority of the Trust's Independent Trustees and the vote of the holders of a majority (as defined in the 1940
Act) of the Trust's shares. The Interim Agreement may not be amended except by such a vote of the Trustees and shareholders. If it is not approved by the shareholders, the Interim Agreement will terminate 120 days after the Effective Date.

     The Interim Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty days' written notice, and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as so defined). The Adviser has agreed that will not exercise its termination rights for three years after the Interim Agreement becomes effective, except for regulatory reasons.

     The Interim Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Trust agrees to indemnify the Adviser to the full extent permitted under the Trust's Declaration of Trust.

     The Interim Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Securities Act of 1933 and the 1940 Act except for the information supplied by the Adviser for inclusion therein.

     The Interim Agreement also has a provision relating to portfolio transactions. It provides that in connection with its duties to arrange for the purchase and sale of portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition, and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Trust or any other investment company or companies having the Adviser as its investment adviser or having the same administrator as the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Trust and/or other accounts of the Adviser and that research received by such other accounts may or may not be useful to the Trust.

     During the Trust's fiscal year ended September 30, 1996, all of its transactions were principal transactions and no brokerage commissions were paid.

Action Requested

THE BOARD OF TRUSTEES RECOMMENDS THAT THE PROPOSED INTERIM
AGREEMENT DESCRIBED ABOVE BE APPROVED. See "BACKGROUND AND
REASONS FOR PROPOSAL NO. 1" for the reasons.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust, is required for the approval of this Proposal No. 1. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of the Trust present at the Meeting or represented by proxy if the holders of more than 50% of the such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Trust, with one (1) vote for each dollar ( and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Trust's three classes of shares.


                   BACKGROUND AND REASONS FOR
                    PROPOSALS NO. 2 AND NO. 3

     Proposals No. 2 and No. 3 are designed to change the form of the Trust's investment advisory and administration arrangements to a new structure involving an adviser and a sub-adviser. The proposed arrangements will not result in any change in overall management fees paid by the Trust, nor any change in the parties providing these services. Marketing efforts and positioning of the Trust will remain the same with a strong local niche orientation.

     The Board of Trustees believes that the new structure would, among other things, contribute to the stability, continuity and quality of local portfolio management, and would improve the ability of the Trust to obtain various services on beneficial terms.

     Under the proposals, Aquila Management Corporation ("Aquila"), which currently serves as the Trust's administrator, would in addition become investment adviser under a new agreement (the "Advisory and Administration Agreement") under which it would also continue to provide the Trust with all administrative services (Proposal No. 2). Also, under a proposed agreement (the "Sub-Advisory Agreement") between Aquila and First Bank, the Interim Agreement would be replaced by one under which Aquila would appoint First Bank as Sub-Adviser to the Trust (Proposal No. 3). Under the Sub-Advisory Agreement, First Bank would continue to provide the Trust with advisory services of the kind which it (and previously Qualivest) have provided to the Trust. The duties of the administrator, now performed under an administration agreement, would be performed by Aquila under the Advisory and Administration Agreement where it would be referred to as the "Manager." The current administration agreement will no longer be needed and will terminate upon approval of the proposed agreements.

     The Board of Trustees believes that it is in the best interest of the shareholders to provide Aquila with additional authority to supervise the investment advisory function, with the power to retain an investment sub-adviser (subject to the approval of the Board of Trustees and the shareholders) and to terminate a sub-adviser (subject to the approval of the Board of Trustees) if it were to deem doing so to be in the best interests of the Trust and its shareholders. The Board of Trustees considers that this authority will improve Aquila's ability to obtain for the Trust benefits of stability, continuity and quality of portfolio management.

     In addition Aquila has advised the Board of Trustees that it plans to propose a similar reorganization to other funds in the Aquilasm Group of Funds. If, as planned those proposals are adopted, the following additional reasons support the proposed reorganization, although there can be no assurance that they will be realized:

     	    There would be heightened public recognition of the Aquilasm Group and its funds, and better public relations possibilities.

     	    The new arrangements would benefit the entire group because it would tend to increase the negotiating power of Aquila in dealing with service providers to the funds in various ways.

     	    The arrangements potentially increase the standardization of procedures, e.g. compliance, among the advisers.

     The Board of Trustees noted that Aquila is the founder and organizer of the Trust and has continuously served as its administrator since 1986. Since 1985, Aquila has formed and sponsored seven state-specific tax-free municipal bond funds, which have grown to a total of $1.9 billion in combined assets. These funds and their years of inception are Hawaiian Tax-Free Trust (1985), the Trust (1986), Tax-Free Trust of Arizona (1986), Tax-Free Fund of Colorado (1987), Churchill Tax-Free Fund of Kentucky (1987), Tax-Free Fund For Utah (1992) and Narragansett Insured Tax-Free Income Fund (1992). Aquila has also sponsored five money market funds and two regional capital appreciation equity funds. As of June 30, 1997, the Aquilasm Group of Funds had combined assets of approximately $2.8 billion.

     By founding the Trust and other state-specific tax-free municipal bond funds, Aquila has been able to offer to individual investors in various states a locally-managed, quality-oriented portfolio of municipal obligations, providing income that is exempt from state as well as federal income taxes.

     Aquila advised the Board of Trustees that a critical component of high-quality service to investors in its funds is a close familiarity with the local economy and market conditions that can only be provided by experienced local portfolio management. Aquila found that investment advisers that were a part of, or associated with, major local financial institutions had the experience and resources to provide this management. The Aquila bond funds are unusual compared with other such funds in emphasizing local portfolio management, which has been a major factor in their acceptance by investors.

     Recent years have seen a consolidation in the financial services industry that has resulted in many prominent local banks becoming parts of larger national institutions. The Merger described in Proposal No. 1 is an example. Similar transactions have affected the local advisers of other Aquila bond funds. In every instance, Aquila has been able to secure commitments to continuous local management, but in some instances it became necessary for Aquila to seek out other organizations to provide the continuity and quality of service that investors expect. The Board of Trustees believes that by providing Aquila with explicit authority to supervise the investment advisory function, the Board would better enable Aquila to ensure continuity and quality of local portfolio management.

     Another anticipated advantage of the proposed arrangements is that, to the extent extended, as planned, to other Aquila bond funds, Aquila expects to improve its ability to negotiate beneficial terms with service providers, such as transfer agents and pricing services, substantially uniform agreements that would provide services to all of the bond funds. Because of the combined size of the bond funds, Aquila expects that its collective bargaining position would be enhanced and that costs for these services may be lower than would be obtained if these arrangements were negotiated on a piecemeal basis. There can be no assurance that this will occur.

     The Board of Trustees believes that making Aquila manager has definite organizational benefits, including a better structure for handling any possible future changes. The costs of the change in structure will be borne by Aquila and not the Trust.

     In approving of the proposed new arrangements, the Board of Trustees stipulated that the Sub-Advisory Agreement could provide for its termination by the Adviser upon reasonable notice, provided, however, that the Adviser should not terminate the Sub-Advisory Agreement (and any attempt by the Adviser to terminate such agreement would be null and void) unless, prior to giving notice to the Sub-Adviser of such termination, either (i) the Advisory Agreement had been reapproved by the Board of Trustees of the Trust, in the manner described in Section 15 of the Act, in contemplation of the Adviser's managing the investment portfolio of the Trust without the assistance of a Sub-Adviser;
(ii) a new Sub-Advisory Agreement, to take effect upon the termination of the existing Sub-Advisory Agreement, had been approved by the Board of Trustees and the shareholders of the Trust as contemplated by Section 15 of the Act; (iii) the Board had authorized such termination; or (iii) the Adviser had complied with such other or additional directives and authorizations of the Board with respect to such termination as may from time to time be in effect.

Other Changes

     Under the Interim Agreement and the advisory agreements that preceded it, the adviser was responsible for either keeping the accounting records of the Trust, including the computation of net asset value per share and dividends or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust. Under the new arrangements these functions will be provided by Aquila. The Board of Trustees has determined that the annual rate of compensation for the Sub-Adviser should accordingly be reduced by 0.02 of 1% from the previous advisory fee and the annual rate of compensation of Aquila should be increased by the same amount.

     The Interim Agreement and the advisory agreements that preceded it and the Administration Agreement provide that fees payable thereunder shall not exceed certain amounts or percentages of the Trust's net assets or income. These provisions, which were required by certain State securities laws, have no effect on the Trust, due to its size. The state securities laws were preempted by Federal legislation in 1996 and the provisions in the Management Agreement and the Sub-Advisory Agreement are accordingly no longer required and are being eliminated.

Other Information About Aquila

     Aquila, founded in 1984 and is controlled by Mr. Lacy B.
Herrmann (directly, through a trust and through share ownership by his wife). Aquila's shares are owned as follows:

     Elizabeth B. Herrmann              35%

     Lacy B. Herrmann                   25%

     Elizabeth B. Herrmann
     1993 Annuity Trust                 40%

     The names, addresses and principal occupations of the principal executive officer and each director of Aquila are as follows:

     Name                     Position with Aquila

     Lacy B. Herrmann         Chairman, Chief Executive Officer
                              and Director

     Diana P. Herrmann        President, Chief Operating Officer
                              and Director

     Elizabeth B. Herrmann    Director.

     The address of all of these individuals is 380 Madison
Avenue, Suite 2300, New York, NY 10017.

     Aquila Distributors, Inc. (the "Distributor") currently handles the distribution of the shares of fourteen funds (seven tax-free municipal bond funds, five money market funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     At the date of this Prospectus, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned 75% by Mr. Herrmann and 25% by Diana P. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor including Mr. Herrmann and Ms. Herrmann.

Fee Arrangements

     There will be no increase in overall management fees paid by the Trust as a result of the new arrangements. Under the Advisory and Administration Agreement, the Trust will pay to Aquila a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust (other than a fee allocable by class to certain shares of the Trust), the annual management fee shall be payable at the annual rate of 0.40 of 1% of such net asset value. Under the Sub-Advisory Agreement, Aquila will pay a fee to the Sub-Adviser payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.23 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust (other than a fee allocable by class to certain shares of the Trust), the annual sub-advisory fee shall be payable at the annual rate of 0.18 of 1% of such net asset value.

     Payments under the Trust's Distribution Plan began in 1994.
In the opinion of the Trust's management, there is no foreseeable possibility that the current payments under the Distribution Plan will be eliminated.

                        Annual Fee Rates

     (Fee rates are annual rates as a percentage of the Fund's average daily net assets.)


Type of payment
made by the Trust
Under arrangements
currently in
effect
Under arrangements
if Proposals 2 and
3 are adopted
Advisory fee

(Sub-Advisory fee
0.20 of 1%0.40 of 1%

paid by the Adviser)      0                  (0.18 of 1%)

Administration fee
0.20 of 1%   0.Total Payments
by the Trust
0.40 of 1%

0.40 of 1%

     The following table shows the advisory and administration fees the Fund paid during its last fiscal year, the fees it would have paid if the proposed arrangements had been in effect during that fiscal year and the percentage change.


Type of
payment by
the Trust
--------
Amount
actually
paid
                  ----------
Amount that
would have
been
paid if the
new
arrangements
had been in
effect
                                    ----------
Difference
between the
old and new
arrangements
as a
percentage
of the old
arrangements
                                                      --------
Advisory fee
$615,409$1,230,818                               200%
(Sub-
Advisory fee
Paid by the
Adviser)

   0$553,869 N/A
Administra-
tion fee
$615,409                                         00%
Total
payments
$1,230,818$1,230,818 0%

     Proposals No. 2 and No. 3 are designed to operate together. Neither separately will have the intended results. Neither proposal will be implemented unless both are approved by shareholders. Accordingly, the proposed new Investment Advisory and Administration Agreement and the proposed Sub-Advisory Agreement will go into effect upon approval by shareholders of both Proposals No. 2 and 3. If these proposals are not both approved, the current arrangements will remain in effect. The Board of Trustees will consider what further action is appropriate, which could include calling another shareholders meeting.

     The Trustees also noted that in addition to the foregoing matters, Aquila has more than twelve years of experience in forming and administering tax-exempt municipal bond funds, including identifying and securing the services of competent local investment advisers. The Trustees also noted that First Bank has the experience and qualifications described in the material relating to Proposal No. 1 and that Aquila had secured the agreement of First Bank to serve as the Trust's Sub-Adviser on the terms described in Proposal No. 3.

     For the reasons set forth above, at an in-person meeting called and held for the purpose on June 6, 1997, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory and Administration Agreement or the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), voted to approve the Advisory Agreement and Sub-Advisory Agreement.

          ACTION ON A NEW INVESTMENT ADVISORY AGREEMENT
          WHICH WILL PROVIDE THAT ALL ADVISORY FEES AND
          ADMINISTRATION FEES WILL BE PAID TO AQUILA
          MANAGEMENT CORPORATION ALTHOUGH COMBINED
          ADVISORY AND  ADMINISTRATION FEES WILL REMAIN
          AT THE CURRENT LEVEL
                        (PROPOSAL NO. 2)

     The new Investment Advisory and Administration Agreement (the "Advisory Agreement") has several parts, most of which are substantially identical to corresponding provisions in the Trust's former advisory agreements and administration agreement. The Advisory Agreement contains provisions relating to investment advice for the Trust and management of its portfolio that are substantially identical to prior advisory agreements, except that the Adviser has the power to delegate its advisory functions to a Sub-Adviser, which it will employ at its own expense. The Advisory Agreement contains provisions relating to administrative services that are substantially identical to those contained in the Trust's current and prior administration agreements. In the following description, Aquila is referred to as the "Manager."

Description of the Investment advisory and Administration
Agreement

     The Advisory Agreement provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall:

     (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Trust;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

     (iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

     The Advisory Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i),
(ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940. The Manager will delegate all of such functions to First Bank under the proposed Sub-Advisory Agreement. See "Background and Reasons for Proposals No. 2 and No. 3."

     The Advisory Agreement provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Trust under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

     (ii) oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust's shares;

     (iii) either keep the accounting records of the Trust, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Trust's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust;

     (iv) maintain the Trust's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

     (v) prepare, on behalf of the Trust and at the Trust's expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Trust and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement. See Proposal No. 3.

     The Advisory Agreement provides that the Manager shall, at its own expense, provide office space, facilities, equipment, and personnel for the performance of its functions hereunder and shall pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.

     The Trust shall bear the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under this sub-section or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such adviser, administrator or principal underwriter;
(v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.

     The Advisory Agreement provides that the Trust agrees to pay the Manager, and the Manager agrees to accept as full compensation for all services rendered by the Manager as such, an annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual fee shall be payable at the annual rate of
0.40 of 1% of such net asset value. As noted above, payments under the Trust's Distribution Plan began in 1994 and in the opinion of the Trust's management, there is no foreseeable possibility that they will be eliminated.

     The Advisory Agreement provides that the Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

     The Advisory Agreement provides that it will become effective on the date of its approval by the shareholders of the Trust and will, unless terminated as hereinafter provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of the Advisory Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

     The Advisory Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote. The specific portions of the Advisory Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the Act) of the Advisory Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual fee shall be payable at the annual rate of 0.22 of 1% of such net asset value. The Manager agrees that it will not exercise its termination rights for at least three years from the effective date of the Advisory Agreement, except for regulatory reasons.

Action Requested

THE BOARD OF TRUSTEES RECOMMENDS THAT THE PROPOSED INVESTMENT
ADVISORY AND ADMINISTRATION AGREEMENT DESCRIBED ABOVE BE
APPROVED. See "Background and Reasons for Proposals No. 2 and No.
3" for the reasons.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust is required for the approval of this Proposal No. 2. See Proposal
No. 1 for a description of such a majority.

          ACTION UPON A PROPOSED NEW SUB-ADVISORY
          AGREEMENT BETWEEN AQUILA MANAGEMENT
          CORPORATION AS MANAGER AND FIRST BANK
          NATIONAL ASSOCIATION AS SUB-ADVISER
                        (PROPOSAL NO. 3)

     The proposed Sub-Advisory Agreement (the "Sub-Advisory Agreement") has substantially the same terms as the Interim Agreement, except that the Sub-Advisory Agreement is with the Manager and not with the Trust and the compensation of the Sub-Advisor is paid by the Manager and not by the Trust.

     The Sub-Advisory Agreement provides that the Manager appoints the Sub-Adviser to render, to the Manager and to the Trust, investment research and advisory services as set forth below under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Trust.
The Sub-Advisory Agreement provides that the Sub-Adviser will act as managerial investment adviser to the Trust with respect to the investment of the Trust's assets, and will supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Trust.

     The Sub-Advisory Agreement provides in general that subject to the direction and control of the Manager and the Board of Trustees of the Trust, the Sub-Adviser shall:

     (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Trust;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust;

     (iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust; and

     (v) consult with the Manager in connection with its duties hereunder.

     The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Trust, as reflected in its registration statement under the Act or as amended by the shareholders of the Trust.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager and to the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Trust as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of the Agreement. To the extent that the Manager is indemnified under the Trust's Declaration of Trust with respect to the services provided hereunder by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

     The Sub-Advisory Agreement provides that in connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Trust and may be used for the benefit of the Sub-Adviser or its other clients.

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Trust as are required by applicable law and regulation, and agrees that all records which it maintains for the Trust on behalf of the Manager shall be the property of the Trust and shall be surrendered promptly to the Trust or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Trust such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Trust, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Trust all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Trust. The Sub-Adviser will also pay all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

      The Sub-Advisory Agreement provides that the Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rates of 0.23 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual fee shall be payable at the annual rate of 0.18 of 1% of such net asset value. As noted above, payments under the Trust's Distribution Plan began in 1994 and in the opinion of the Trust's management, there is no foreseeable possibility that they will be eliminated.

     The Sub-Advisory Agreement provides that it will become effective on the day it is approved by the shareholders of the Trust (the "Effective Date") and shall, unless terminated as thereinafter provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of the Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Trust sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Trust at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the Act) or the termination of the Investment Advisory Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of the Agreement, except for regulatory reasons.

     The Sub-Advisory Agreement provides that for its duration the Sub-Adviser will not cause or permit any Converted Fund, as thereafter defined, to offer or sell its shares directly to retail customers, but shall restrict such offers or sales to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. A Converted Fund is an investment company registered under the Investment Company Act of 1940 which (i) is provided with portfolio management by the Sub-Adviser or any affiliate thereof; (ii) has acquired, otherwise than by portfolio purchases in the normal course of business, assets previously held in a common trust fund managed by the Sub-Adviser or its predecessors in interest, including Qualivest Capital Management, Inc. or any affiliate thereof; and (iii) invests in municipal securities issued by the State of Oregon or its political subdivisions.

     The Sub-Advisory Agreement further provides that, under the supervision of the Manager, the Sub-Adviser shall, at its expense, provide portfolio management particularly qualified to manage investments in which the Trust primarily invests, and such portfolio managment shall be located in the state of issuers of such investments.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE PROPOSED SUB-ADVISORY
AGREEMENT DESCRIBED ABOVE BE APPROVED. See "Background and
Reasons for Proposals No. 2 and No. 3" for the reasons.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Trust, is required for the approval of this Proposal No. 3. See Proposal
No. 1 for a description of such a majority.

                         OTHER BUSINESS

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

                             AQUILA
                    TAX-FREE TRUST OF OREGON

        PROXY FOR SHAREHOLDERS MEETING OCTOBER 31, 1997

       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of TAX-FREE TRUST OF OREGON (the "Trust") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend a Special Meeting of Shareholders of the Trust to be held on October 31, 1997, at the offices of the Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017, at 10:00 a.m., local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the other side of this card.

     Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.


     Management recommends a vote FOR the proposals listed below.
The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.

     As to any other matter said attorneys shall vote in accordance with their best judgment.

     Please indicate your vote by an "X" in the appropriate box below.


       Action on proposed Interim Investment
       Advisory Agreement with
       First Bank National Association
                               __           __            __
(Proposal No. 1)          FOR [__] AGAINST [__]  ABSTAIN [__]


       Action on proposed Investment
       Advisory and Administration Agreement with
       Aquila Management Corporation
                               __           __            __
(Proposal No. 2)          FOR [__] AGAINST [__]  ABSTAIN [__]




       Action on proposed Sub-Advisory
       Agreement with
       First Bank National Association
                               __           __            __
(Proposal No. 3)          FOR [__] AGAINST [__]  ABSTAIN [__]


          Dated:  ____________  ______, 1997
                     Month        Day


__________________________________
                    SIGNATURE(S)



__________________________________
                    SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.